UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2007 (December 13, 2007)

Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.

(Exact name of registrant as specified in its chapter)

Maryland	1-14007	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703	(608) 443-1600
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 13, 2007, the Board of Directors of Sonic Foundry, Inc. (the “Company”) amended Section I of Article VII of the Company’s Bylaws to clarify the authority to issue uncertificated shares of the Company’s stock. The ability to issue uncertificated shares allows the Company’s securities to be eligible for a direct registration system (“DRS”) as required by the Nasdaq Stock Market. The DRS will allow the Company’s stockholders to register shares of the Company’s common stock in their names without the issuance of physical certificates and will give the Company’s stockholders the ability to electronically transfer shares to brokers.

The Amended and Restated Bylaws are attached as Exhibit 3.1 to this report and are incorporated by reference.

Item 9.01	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

December 19, 2007	By:	/s/ Kenneth A. Minor
Kenneth A. Minor
Chief Financial Officer

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EXHIBIT LIST

NUMBER	DESCRIPTION
3.1	Amended and Restated Bylaws

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